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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2007 (October 4, 2007)

STEEL DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-21719 (Commission File Number)	35-1929476 (IRS Employer Identification No.)
6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 260 459 3553

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

        In connection with certain presentations being made relating to the financing of the planned acquisition by Steel Dynamics, Inc. (the "Company") of OmniSource Corporation, as previously announced on October 1, 2007 and reported in the Company's Form 8-K filed October 3, 2007, the Company has furnished certain information attached hereto as Item 9.01, Exhibits 99.1 and 99.2, to potential investors.

        Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits

(d)    Exhibits.

99.1	Regulation FD Disclosure.
99.2	Regulation FD Disclosure.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.
Date: October 4, 2007	By:	/s/ THERESA E. WAGLER Theresa E. Wagler Title: Chief Financial Officer

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SIGNATURE